UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):   November 15, 2002
                                                          -----------------


                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                333-22327              75-2655744
     --------                ---------          -------------------

     (State or other         (Commission        (I.R.S.  Employer
     jurisdiction  of        File Number)       Identification Number)
     incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.  Other  Events
          -------------
          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending September 30, 2002

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


     (c)  Exhibits.

Exhibit  No.

19.1      Certificateholders  Statements

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
                                  (Registrant)


              By:  NationsCredit Commercial Corporation of America,
                as Servicer of NationsCredit Grantor Trust 1996-1



          Dated:   November  15,  2002
                   -------------------




          By:  /s/  Joyce  McLeod
               -------------------
          Name:     Joyce  McLeod
          Title:    Vice  President
                    (Duly  Authorized  Officer)

                                  EXHIBIT  INDEX
                                 ---------------


  Exhibit
   Number          Description
   ------          -----------

    19.1          Certificateholders  Statements